UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2014

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

518 17th Street, Suite 800 Denver, CO	80202
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 30, 2014, DCT Industrial Trust Inc. (the “Company”) held its annual meeting of stockholders in Denver, Colorado (the “Annual Meeting”). As of the record date, there were a total of 327,409,790 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable.

(a) Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2015 and until their respective successors have been duly elected and qualified or until their earlier resignation or removal, were as follows:

Names of Directors	For	Against	Abstain	Broker Non-Votes
Thomas G. Wattles	271,039,267	2,335,172	249,670	23,659,665
Philip L. Hawkins	272,269,778	1,099,326	255,005	23,659,665
Marilyn A. Alexander	272,070,936	1,300,197	252,976	23,659,665
Thomas F. August	272,561,577	803,287	259,245	23,659,665
John S. Gates, Jr.	272,049,351	1,317,141	257,617	23,659,665
Raymond B. Greer	272,577,061	787,078	259,970	23,659,665
Tripp H. Hardin	261,663,713	11,702,869	257,527	23,659,665
John C. O’Keeffe	271,030,428	2,336,065	257,616	23,659,665
Bruce L. Warwick	272,548,128	817,855	258,126	23,659,665

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director for a term expiring at the annual meeting of stockholders in 2015 and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation or removal.

(b)	Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers, were as follows:

For	Against	Abstain	Broker Non-Votes
266,477,227	6,752,981	393,901	23,659,665

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

(c) Votes regarding the ratification of the audit committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for 2014, were as follows:

For	Against	Abstain
296,913,424	203,134	167,216

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2014 was duly ratified by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2014	DCT INDUSTRIAL TRUST INC.

	By:	/s/ John G. Spiegleman
	Name:	John G. Spiegleman
	Title:	Executive Vice President and General Counsel